Exhibit 99.1

NEW YORK CITY METROPOLITAN AREA PROPERTY TOUR June 5, 2006

ARCHSTONE-SMITH'S NEW YORK CITY AREA PORTFOLIO


Central Park
ROOSEVELT ISLAND
QUEEN
CLINTON HELL'S KITCHEN
MURRAY HILL
CHELSEA
WEST GREENWICH VILLAGE
GREENWICH VILLAGE
EAST GREENWICH VILLAGE
SOHO
LITTLE ITALY
CHINATOWN
LOWER EAST SIDE
JERSEY
BROOKLYN
1
2
3
4
5
6
7
8
9

Manhattan:

Midtown

1. Archstone Midtown West

Upper West Side

2. Archstone 101 West End

Chelsea

3. Archstone Chelsea

Murray Hill

4. Archstone East 39th
5. Marlborough House

Clinton

6. Archstone West 54th
7. The Mosaic

Brooklyn:

Brooklyn Heights

8. 180 Montague

New Jersey:

Hoboken

9. Archstone Hoboken

Portfolio Summary

Total Units
3,744

Total Expected Investment
$1.8B

% of ASN's Portfolio(1)
15%

(1) Based on total expected investment of operating and development communities, including joint venture developments. Joint ventures reflect the costs for the entire community before adjustment for our proportionate ownership percentage.

ARCHSTONE SMITH

COMMUNITY INFORMATION Total units: 550 Average unit size: 714 sq. ft. Acquisition date: Q1/06 LOCATION Archstone Midtown West is located on 50th Street between 8th Avenue and Broadway in Manhattan's Midtown West neighborhood - an area that is emerging as a thriving cultural and residential district. Residents enjoy the convenience of being in the heart of the Midtown office district with immediate access to the C and E subway lines via the on-site 50th Street subway station. ARCHSTONE MIDTOWN WEST | 250 West 50th Street, Manhattan FEATURES AND AMENITIES Hardwood floors • Spacious closets • Ceramic tile entries • 24-hour front desk • Indoor pool • Sun bathing terrace • State-of-the-art fitness center • Business center and conference room • Garage parking with direct access • On-site high-end, full- service grocery store and The Palm steakhouse 1

ARCHSTONE 101 WEST END | 101 West End Avenue, Manhattan







COMMUNITY INFORMATION

Total units:	506
Average unit size:	837 sq. ft.
Acquisition date:	Q2/02

LOCATION

Overlooking the Hudson River, one block west of Lincoln Center, Archstone 101 West End is convenient to the Upper West Side and within walking distance of Midtown office districts. The property is also near the Museum of Natural History, Columbus Circle, and Central Park.

FEATURES AND AMENITIES

Granite countertops • Large walk-in closets • Parquet floors • Private balconies • Floor-to-ceiling windows • In-unit washer and dryer • 2-level Caliber™ Sports Club with cardio theater • Half-court basketball • 24-hour front desk • Spectacular views of the Hudson River and Midtown Manhattan • Underground parking • Party room • Kids playroom

ARCHSTONE SMITH

2

COMMUNITY INFORMATION Total units: 265 Average unit size(1): 702 sq. ft. Acquisition date: Q3/05 LOCATION Bordered by the Fashion District to the north and the West Village to the south, the community is located in Chelsea - one of Manhattan's most fashionable neighborhoods - on 6th Avenue between 27th and 28th Streets. ARCHSTONE CHELSEA | 800 6th Avenue, Manhattan FEATURES AND AMENITIES Spectacular views of Midtown Manhattan • Designer two-tone maple custom cabinetry • Granite countertops • Bamboo flooring • Floor-to-ceiling windows • Washer and dryer in select units • Rooftop sky deck with incredible views • 24-hour front desk • State-of-the-art fitness center • Furnished lounge with pool table, large screen TV and stereo • Underground parking • Close proximity to a wide variety of high-end retail establishments Average unit size excludes square footage of the penthouse. 3

ARCHSTONE EAST 39TH | 300 East 39th Street, Manhattan







COMMUNITY INFORMATION

Total units:	254
Average unit size:	722 sq. ft.
Acquisition date:	Q1/04

LOCATION

Located at the corner of East 39th Street and Second Avenue, near Marlborough House, with nearby landmarks that include the Empire State Building, The Chrysler Building, The United Nations, New York Public Library and the world-class shopping of Fifth Avenue.

FEATURES AND AMENITIES

Granite countertops • Floor-to-ceiling windows • Washer and dryer in every unit• Oversized closets • Marble bathtubs • Parquet floors • State-of-the-art fitness center • 24-hour front desk • Business center • Rooftop deck with incredible views of the East River and Midtown Manhattan • Rooftop party room • On-site retail

ARCHSTONE SMITH

4

COMMUNITY INFORMATION Total units: 270 Average unit size: 790 sq. ft. Acquisition date: Q2/06 LOCATION Located at the corner of East 39th Street and Second Avenue, near Archstone East 39th, with nearby landmarks that include the Empire State Building, The Chrysler Building, The United Nations, New York Public Library and the world-class shopping of Fifth Avenue. MARLBOROUGH HOUSE | 245 East 40th Street, Manhattan FEATURES AND AMENITIES Hardwood floors • Granite countertops • Tile floors Marble vanities • Spectacular views of the East River and Midtown Manhattan • 24-hour attended front desk • Concierge • Rooftop pool and deck • State-of-the-art fitness center • Club Suite • Dry cleaning valet service 5

COMMUNITY INFORMATION Total units: 222 Average unit size: 679 sq. ft. Acquisition date: Q3/05 LOCATION The community is located at 54th Street at 10th Avenue in Manhattan's Clinton neighborhood, one of the fastest-growing residential areas of the city, known for its convenient access to the Midtown office districts, the Theatre District, Times Square, the West Side Highway and trendy nightclubs, restaurants and entertainment venues. ARCHSTONE WEST 54TH | 505 West 54th Street, Manhattan FEATURES AND AMENITIES Parquet floors • Large closets • 24-hour front desk • Sundeck • Courtyard garden • Party room • Bicycle storage • Underground parking • On-site retail, including full-service grocery store 6

COMMUNITY INFORMATION(1) Total units: 627 Anticipated first units: Q3/07 LOCATION In New York City's burgeoning Clinton neighborhood on Manhattan's West Side, The Mosaic is situated on the expanse on 10th Avenue between 51st and 53rd Streets, within short walking distance to Midtown office districts. THE MOSAIC | 10th Avenue between 51st and 53rd Streets, Manhattan FEATURES AND AMENITIES Custom cabinetry • Granite countertops • Floor- to-ceiling windows • Hardwood floors • State-of- the-art fitness center • 24-hour front desk • Spectacular views of the Hudson River and Midtown Manhattan • Underground parking • Media room • Library • On-site retail and restaurants Asset is being developed with a joint venture partner. 7

180 MONTAGUE | 180 Montague Street, Brooklyn Heights






One Hundred Eighty

COMMUNITY INFORMATION

Total units:	192
Average unit size:	746 sq. ft.
Acquisition date:	Q2/06

LOCATION

Located in Brooklyn Heights, New York characterized by 19th Century brownstones mixed in with a vibrant, upscale retail presence that includes cafes, restaurants, boutiques and other retail establishments. The community is within one block of the Court Street Subway and within two blocks of the Borough Hall Subway – providing easy access to Wall Street and Midtown, and just three blocks from the Brooklyn Heights Promenade – offering beautiful panoramic views of Manhattan.

FEATURES AND AMENITIES

9-foot ceilings • Hardwood floors • Tile floors • Concierge • Sun bathing terrace • State-of-the-art fitness center • Spectacular views of the Manhattan Skyline • Club Suite • Dry cleaning valet service • Garden of Eden gourmet grocer on-site

ARCHSTONE SMITH

8

ARCHSTONE HOBOKEN | 77 Park Avenue, Hoboken, New Jersey







COMMUNITY INFORMATION

Total units:	302
Average unit size:	956 sq. ft.
Acquisition date:	Q3/04

LOCATION

Archstone Hoboken is just minutes from major employment centers in Jersey City, Hoboken and Manhattan, as well as the cafés, restaurants, boutiques and active nightlife and culture of Washington Street, Hoboken's major entertainment hub.

FEATURES AND AMENITIES

Caliber™ Sports Club • Garage parking • Spacious closets • Patios/balconies • Landscaped courtyard and sundeck • Elevator access • 24-hour front desk • Spectacular Manhattan views

ARCHSTONE SMITH

9

COMMUNITY INFORMATION Total units: 160 Average unit size: 888 sq. ft. Stabilization date: Q4/02 LOCATION Just 20 minutes from Manhattan by the Metro North Train, Archstone Stamford less than one mile from I-95, and only minutes to Meritt Parkway in Stamford, Connecticut - home to the corporate headquarters of major employers including GE and RBS. The community offers easy access to the area's shopping, restaurants and area beaches. ARCHSTONE STAMFORD | 500 Bedford Street, Stamford FEATURES AND AMENITIES Washer and dryer in every unit • Walk-in closets • Patios/balconies • 24-hour business center • Clubhouse with fireside lounge • Community cinema • Controlled access building • State-of-the- art fitness center • BBQ/picnic area • Public transportation nearby • Underground parking with elevator access 10

COMMUNITY INFORMATION(1) Total units: 396 Average unit size: 1,014 sq. ft. Expected stabilization date: Q3/06 LOCATION Just eight miles from New York City, Archstone Westbury offers direct access to Manhattan via the Long Island Expressway and the Hempstead train station. The community is within a mile of one of the largest retail corridors in the area, including the Roosevelt Field Mall and approximately two million square feet of retail development. ARCHSTONE WESTBURY | 1299 Corporate Drive, Long Island FEATURES AND AMENITIES Nine-foot ceilings and crown molding • Computer alcoves • Stainless steel appliances • Walk-in closets • Private patios and balconies • Garden soaking tubs • In-unit washer and dryer • Swimming pool • Built-in gas cooking grills • Caliber(tm) Sports Club • Clubhouse • Click! Internet Cafe • Covered parking • Spacious private garages available • Gated entrance/controlled access 11 Asset is being developed by Archstone-Smith and is currently under construction.

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone-Smith's 2005 Annual Report on Form 10-K for factors which could affect Archstone-Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.